UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

HILB ROGAL & HOBBS COMPANY

(Exact name of registrant as specified in its charter)

0-15981

(Commission File Number)

Virginia	54-1194795
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4951 Lake Brook Drive, Suite 500 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 747-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 13, 2007, Hilb Rogal & Hobbs Company’s (the “Registrant”) Board of Directors appointed Julie A. Beck, 45, as a director of the Registrant effective November 13, 2007. Ms. Beck has been Executive Vice President and Chief Financial Officer of Journal Register Company since October 2007. From January 2006 to September 2007, Ms. Beck was Senior Vice President and Chief Financial Officer of Journal Register Company. From 2003 to 2005, Ms. Beck was Senior Vice President, Chief Financial Officer and Treasurer of Norwood Promotional Products, Inc. From 1999 to 2003, Ms. Beck was Vice President of Finance for the Inland Paperboard and Packaging, Inc. subsidiary of Temple-Inland, Inc. Ms. Beck will serve as a member of the Audit Committee and Corporate Affairs Committee.

As director’s compensation, Ms. Beck will receive an annual retainer of $70,000 and will only receive a meeting fee if a meeting is an out-of-sequence meeting. All retainers are paid in quarterly installments on the first day of each calendar quarter. For the retainer and fees, she may elect to receive payment as cash, Common Stock, deferred stock units, or a combination of these forms. If she elects to receive 100% of the retainer and fees as Common Stock or deferred stock units, then she is entitled to receive additional compensation in the elected form equal to 20% of her total compensation. Payment elections for Common Stock and deferred stock units are made under the Registrant’s (i) Non-Employee Directors Stock Incentive Plan and (ii) Amended and Restated Outside Directors Deferral Plan, respectively.

In addition, Ms. Beck received on November 13, 2007, under the 2007 Stock Incentive Plan, (i) 389 shares of Common Stock and (ii) an option to purchase 1,412 shares of Common Stock. The exercise price of the option is the fair market value of the Common Stock on the date of grant. The option becomes exercisable six months after the date of grant and expires seven years from the date of grant.

The news release relating to Ms. Beck’s appointment is attached as Exhibit 99.1 to this Report and is incorporated by reference into this Item 5.02.

There is no family relationship between Ms. Beck and any other executive officer or any director of the Registrant. Ms. Beck has not had any transactions with the Registrant or its subsidiaries during 2006 or 2007.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	News release issued by the Registrant on November 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILB ROGAL & HOBBS COMPANY
(Registrant)

Date:	November 16, 2007	By:	/s/ A. Brent King
A. Brent King
Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release issued by the Registrant on November 13, 2007